ZTIF P-1 10/14

SUPPLEMENT DATED OCTOBER 24, 2014

TO THE PROSPECTUS DATED May 1, 2014

OF

TEMPLETON INSTITUTIONAL FUNDS

(Emerging Markets Series, Foreign Equity Series,

Foreign Equity Series, Global Equity Series)

For the Global Equity Series, the following is added to the “Fund Details – Management” section as follows:

Effective November 1, 2014, the Fund pays the investment manager a fee equal to an annual rate of:

  0.780% of the value of its net assets up to and including $200 million;
  0.765% of the value of its net assets over $200 million up to and including $700 million;
  0.730% of the value of its net assets over $700 million up to and including $1 billion;
  0.715% of the value of its net assets over $1 billion up to and including $1.2 billion;
  0.690% of the value of its net assets over $1.2 billion up to and including $5 billion;
  0.675% of the value of its net assets over $5 billion up to and including $10 billion;
  0.655% of the value of its net assets over $10 billion up to and including $15 billion;
  0.635% of the value of its net assets over $15 billion up to and including $20 billion;
  0.615% of the value of its net assets over $20 billion up to and including $25 billion;
  0.605% of the value of its net assets over $25 billion up to and including $30 billion;
  0.595% of the value of its net assets over $30 billion up to and including $35 billion;
  0.585% of the value of its net assets over $35 billion up to and including $40 billion;
  0.575% of the value of its net assets over $40 billion up to and including $45 billion; and
  0.565% of the value of its net assets over $45 billion.

Please keep this supplement with your prospectus for future reference.